Amendment Changing
                                                        Compensation to Base Pay
                                                        Plus Bonus

                        AMENDMENT TO EMPLOYMENT AGREEMENT

          PURSUANT to Section 14(b) of the EMPLOYMENT AGREEMENT (the "Agreement") dated October 15, 1998 by and between OSHKOSH TRUCK CORPORATION, a Wisconsin corporation (the "Company"), and ROBERT G. BOHN (the "Executive"),
Section 11(a)(iii)(A) of the Agreement is hereby amended, effective as of July 1, 2000, to read in its entirety as follows:

               (A) Final average monthly Compensation for this purpose is the average of the Executive's Compensation for the three (3) most recent Compensation Years ending after December 31, 1997, but prior to the date of the Executive's termination of employment with the Company, divided by thirty-six (36). If three (3) such Compensation Years have not been completed at the time of the Executive's termination of employment, then the total number of completed calendar months that have elapsed between December 31, 1997, and the month in which termination of employment occurs shall be used to determine his final average monthly Compensation. "Compensation," as used herein, means that term as defined in the Funded Plan on October 1, 1998, plus bonus received by the Executive during a Compensation Year pursuant to the Company's performance bonus plan(s) covering the Executive; provided, however, that the dollar limitations of Internal Revenue Code Section 401(a)(17) are not applicable when measuring Compensation for purposes of determining the amount of the Supplemental Retirement Benefit.

               Dated this 20th day of July, 2000.



OSHKOSH TRUCK CORPORATION                       EXECUTIVE

By:  /s/ Kathleen J. Hempel                     /s/ Robert G. Bohn
     -------------------------------------      --------------------------------
                                                Robert G. Bohn
Title:  Director - Chair HR Committee
     -------------------------------------      /s/ Connie S. Stellmacher
                                                -------------------------------
Attest:  /s/ Matthew Zolnowski                  Assistant Secretary
       -----------------------------------      Oshkosh Truck Corporation

Title:  Executive Vice President
        ----------------------------------